                                                              Exhibit (e)(5)(ii)


                                  SCHEDULE A-3
                                  ------------

                         EATON VANCE MUTUAL FUNDS TRUST
                             DISTRIBUTION AGREEMENT
                            EFFECTIVE: MARCH 2, 1998


                                          Sales Commissions
   Name of Fund Adopting This Plan        On Class B Shares    Prior Agreements
   -------------------------------        -----------------    ----------------

Eaton Vance Tax-Managed International            5%                 N/A
    Growth Fund

                                                              Exhibit (e)(5)(ii)

                                  SCHEDULE A-4
                                  ------------

                         EATON VANCE MUTUAL FUNDS TRUST
                             DISTRIBUTION AGREEMENT
                            EFFECTIVE: JUNE 22, 1998


                                                                           Sales Commissions
  Name of Fund Adopting This Plan                                          On Class B Shares        Prior Agreements
  -------------------------------                                          -----------------        ----------------

Eaton Vance Insured Tax-Managed Growth Fund                                      6.25%                   N/A
Eaton Vance Insured Tax-Managed Emerging Growth Fund                             6.25%                   N/A
Eaton Vance Insured Tax-Managed International Growth Fund                        6.25%                   N/A
Eaton Vance Insured High Income Fund                                             6.25%                   N/A

                                                              Exhibit (e)(5)(ii)

                                  SCHEDULE A-5
                                  ------------

                         EATON VANCE MUTUAL FUNDS TRUST
                             DISTRIBUTION AGREEMENT
                           EFFECTIVE: AUGUST 16, 1999


                                          Sales Commissions
  Name of Fund Adopting This Plan         On Class B Shares     Prior Agreements
  -------------------------------         -----------------     ----------------

Eaton Vance Tax-Managed Value Fund              5%                    N/A